EdgePoint AI

AI BLOCKCHAIN FABRIC FOR PHARMACEUTICAL MANUFACTURING

A DIVISION OF MATEON (MATN)

ADDRESSING THE HITHERTO UNSOLVABLE PROBLEM OF A 1 TRILLION DOLLAR INDUSTRY

DEC 1, 2019



FORWARD-LOOKING STATEMENTS

- This document contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words "will," "may," "would," "approximate," "expect," "intend," and similar expressions and their variants, as they relate to the Company, PointR or the management of either company, before or after the Merger, may identify forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, uncertainties as to the timing of financing and the outcome of the clinical program and the outcome of FDA interactions. This review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company's Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

THE EDGEPOINT TEAM

Silicon Valley team of successful entrepreneurs

Customer engagements include with leading retail and transportation players, and go-to-market with IBM

World-class team and academia in Deep Learning

Fundamental IP patents

AI Team in US and India

Saran Saund



CSR
MARVELL
CYBERCASH
XEROX PARC

General Manager / AI Division

Burcak Beser



AVIAT
TELSIMA
JUNIPER
ALCATEL

Chief Technology Officer/ AI Division

Mike Potts



AT&T
ADWORKS
YAHOO

Chief Data Scientist/ AI Division

DATA INTEGRITY IS THE SINGLE MOST IMPORTANT PROBLEM IN DRUG MANUFACTURING

- Data manipulation and data integrity remain an unsolvable human problem of a 1 Trillion dollar pharmaceutical industry
- The recent spike in warnings is the result of industry and regulators coming late to the realization that computer-managed data is in bad shape.
- All involved agree that the biggest challenge stems from the human element.
- Many U.S. drug and drug chemical makers have been lax in initiating data quality programs largely because of a perception that data integrity violations happens overseas, primarily in India.
- India leads in FDA data integrity warnings in 2017, with US as second, with China close behind


Number of warning letters to drugmakers
80
70
60
50
40
30
20
10
0
2013
2014
2015
2016
2017
Those citing other issues
Those citing data integrity issues in the U.S.
Those citing data integrity issues outside the U.S.

The Problem

DATA MANIPULATION- THE MOST INSIDIOUS FORM OF DATA INTEGRITY PROBLEM

- Data from 5.5 years of FDA inspection records, from 2014 to the present, revealed endemic data integrity issues including data manipulation
- The consequences of data manipulation would be the invalidation of clinical data based on the adulterated drug product, safety concerns and liabilities to the pts, and FDA sanction and legal action



DATA INTEGRITY PROBLEMS
Number of violation issued
Data Integrity Violations
Data Manipulation Violations
USA
50%
26%
7%
EUROPE
49%
36%
18%
INDIA
58%
44%
24%
CHINA
68%
48%
31%

PRIMARY ISSUES RESPONSIBLE FOR DATA INTEGRITY FAILURE

Ignorance and disengagement:

- Pharma biotech employees can often fail to understand the importance of systems set out to maintain data integrity.
- They therefore feel disengaged from the process and fall into a pattern of mindless box ticking and failing to thoroughly assess whether or not data integrity has been maintained.

Company culture:

- A company culture where employees feel unable to come forward and admit their mistakes can often lead to an increase in errors made.
- If colleagues feel pressured to generate perfect data documents this can, ironically, lead to data integrity issues as they disregard factors such as authenticity, accuracy and timeliness in favor of surface-level record keeping.

Human error:

- The human element, of course, can be hard to overcome. Even the most diligent employees can offer only the best they can with the resources they have available.
- Stress, fatigue and distraction can all lead to errors and thus data integrity issues.

Inefficient systems:

- needlessly complex data integrity systems will magnify the risk of problems in this area.
- Standard operating procedures should be simple and easy to navigate.



Problems addressed and resolved by EdgePoint AI Fabric

EDGEPOINT AI/BLOCKCHAIN FABRIC AS THE SOLUTION

Leveraging on PointR Cluster Computing and Vision Technology

Easy to implement global control and data integration system for CDMO

EdgePoint Vision Fabric for real time AI Vision control flow

EdgePoint Smart Protocol for real time immutable data flow


EdgePoint
Vision
Fabric
Control Flow
Level 5
Level 4
Level 3
Level 2
Level 1/0
Enterprise Resource Planning
Historian
Recipe
Plant
Lab
Manufacturing Execution System
ELN
LIMS
Process Control System
Lab System
Equipment
PAT
Laboratory Instrument
Aggregation
Analysis
Visualization
Data Flow
EdgePoint
Smart
Protocol

ELN: Electronic Laboratory Notebook
LIMS: Laboratory Information Management System
PAT: Process Analytical Technology

COMPLETE AI VISION BLOCKCHAIN PRODUCT

INTEGRATED HARDWARE SOFTWARE APPLIANCE FOR EASY ONBOARDING

MANUFACTURING PLANT

BRICK 2.0



Reduced Size hub of AI accelerator cluster for efficient localized cluster compute

CUBE 1.0



30W fan-less compute hub of AI accelerator cluster connects wirelessly to provide an AI mesh fabric

SPOTLIGHT



Reduces number of cameras, increases accuracy and slashes maintenance and Installation costs

DATA CENTER

IBM

Infrastructure for AI Training, storage, DB, Block-chain and Hyperledger

Managed by PointR

MACHINE VISION AND BLOCKCHAIN: TRACK & INTEGRATING MEN/MATERIALS/DATA FLOWS

1. Automatically track real-time workflow of materials, personnel, equipment and products to achieve instant traceability and compliance
2. Potential to identify issues before product impact
3. Identify potential EHS concerns for remediation or
4. Events registered in a blockchain general ledger for immutability and auditability enhancing compliance
5. Many areas of opportunity



Trained Personnel → Qualified Facility → Raw Materials → Production Process → Quality Control → Drug Substance Release → Storage → Drug Product Filling → Drug Product Release → Packaging and Labeling → Storage and Distribution → Expired Product Return

HOW DOES IT WORK?

MFG Plant



Step 5

Meta data inserted in local federated Blockchain Ledger



Spotlight Cameras connect to PointR Cubes and Bricks

5

2

Step 2

USE the Models trained by PowerAI

Instant Real Time Response



PointR Video Analytics process local video to extract meta data

3

Step 3

Dashboard alerts manager for re-training models



Information Changes fed back to data center

Data Center



Blockchain Hyper-ledger

Contains immutable transactions generated by Vision Fabric at the plant

Data Collection: 100K's of images for 10K's of labels

1


Training Hardware

Step 1

TEACH by feeding data

4

Step 4

Label updates from require re-training and enriching model

Daily Weekly Updates

EDGEPOINT MANUFACTURING WORKFLOW AUGMENTED WITH AI VISION, NLP AND BLOCKCHAIN

Smart Protocol/ Process/SOP	Compounding	Nanosizing	Sterile Filtration	Vial Filling	Lyophilization	Capping	Labeling	Storage	Shipping
Man Flow/ Vision	ISO-5	ISO-5	ISO7	ISO7	ISO7	ISO7	ISO5	Climate Control	Climate Control
Material Flow/ Vision	Raw Materials	Nonsterile Liquid	Sterile Liquid	Liquid Vials	Cake Vials	Sealed Vials	Labeled Vials	Labeled Cartons	Shipping Trucks
Data Flow/ Sensors	Weight	Particle Size	Bacteria Count	Fill Volume	Appearance	Water Content	Readability	Stability	Trackability
QA Alert/ AI Learning	Out of specs	Out of specs	Out of specs	Out of specs	Out of specs	Out of specs	Out of specs	Out of specs	Out of specs
Block Chain	Block 1	Block 2	Block 3	Block 4	Block 5	Block 6	Block 7	Block 8	Block 9

Compare QC process with AI predictions and improve models at every step of the workflow

EXAMPLES OF POINTR TECHNOLOGIES


POINTR FABRIC FOR AUTONOMOUS STORES
High density Wireless Cameras
Identify out-of-stock
Cereal $2.49
PointR CUBE Fabric eliminates bandwidth and cable choke points and scales to 1000's of stores at $ order of magnitude lower than current standards
Classify 100,000's of shelf items including 1000s of daily changes
Instantly identify misplaced items
Track shoppers anonymously
IBM AC922
In Data Center for Machine Vision Training




IBM POINTR SYSTEM FOR MACHINE VISION REAL-TIME
Wireless Camera
Wireless Camera
POINTR CUBE
Inference Edge
Passive Power
Digests dozens of camera inputs wirelessly
Mounted on any pole
IBM AC922
In Data Center for Machine Vision Training

GO-TO-MARKET PARTNERSHIP WITH IBM LAUNCHED AT SUPERCOMPUTING 2018

- PointR established a worldwide partnership with IBM and been active in retail and transportation sectors
- PointR as part of Mateon is working together with IBM Global Services to provide solutions to the Life Sciences vertical amongst others.
- IBM's largest practice in AI is its Watson Health Services (1) with investment in the billions.
- With Mateon the PointR team will leverage IBM life science opportunities worldwide
- The PointR product fills a hole in IBM's AI product suite and is present in IBM product mix to be resold by IBM sales reps, distributors and value added resellers.

(1) https://www.ibm.com/watson/health/


IBM PowerAI Vision
AI for All
Create Vision Models without Deep Learning Expertise
IBM FlashSystem 9100
3x Better Performance
BRICK

THE POWER PERFORMANCE DISRUPTION



PointR BRICK 1.0

Specs

BRICK 1.0

7.8 fps Inference

100 Watts Peak

9 Teraflops @16-bit

PCIe Fabric

@10Gbps DMA

Better than

AC922 with V100

6.77 fps Inference

2200W Power

1/20th power

$53,000 price

1/10th price

Requires special cooling



IBM AC922

- 6x NV100
- 2x PPC9

Can be used in any office environment

Data Center

THE POWER PERFORMANCE DISRUPTION



Specs

6 AI Accelerators

Cluster Processing

100 Watts Peak

9 Teraflops @16-bit

PCIe Fabric

@10Gbps DMA

→

Equals

11x Xeon 2790v4 CPU

Dell r730 servers

1/100th power

1/20th price



That's 11 Dell servers

EDGEPOINT: SINGLE PLATFORM AI-BASED SOLUTION TO DATA INTEGRITY PROBLEMS

TRUST	*Real time integration of control flow and data flow into immutable blockchain which is open to all stakeholders including FDA*
FLEXIBLE	*Global control and data integration system with or without middleware*
HUMAN	*Connecting human to machine to data in real time to address the human problem head on*
AUTOMATIC	*Smart Protocol for real time immutable data flow and automatic lock of the data*
IBM	*Supported by IBM*


EdgePoint Vision Fabric
Control Flow
Level 5
Level 4
Level 3
Level 2
Level 1/0
Aggregation
Analysis
Visualization
Data Flow
EdgePoint Smart Protocol

CALL TO ACTION: RAPID ONBOARDING POCS WITH IBM

	Silver	Gold	Platinum
	1 week Installation	6 week Rapid Prototype	16 week Deployment
Onsite Engineering	Infrastructure Engineering	Infrastructure & Solution Engineering	Infra, solution, integration, & business logic engineering
Use Case	Quickstart Install and Educate	1-Use Case PoC Prototype	Full use case implemented
Results	Customer ready for DIY	Trained model running on customer prem	Full-blown deployment of 1 use case
POINTR Edge Hardware	PointR BRICK appliance	2X PointR BRICK appliance	TBD PointR BRICK appliance

Thank You

Vuong Trieu/ vtrieu@oncotelic.com

Saran Saund/ saran@pointrdata.com